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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                                 DIVICORE INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                23-2763854
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)


                            One Great Valley Parkway
                          Malvern, Pennsylvania 19355

                    (Address of Principal Executive Offices)

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
 If this form relates to the registration of            If this form relates to the
 a class of securities pursuant to Section              registration of a class of
 12(b) of the Exchange Act and is effective             securities pursuant to Section 12(g)
 pursuant to General Instruction A.(c),                 of the Exchange Act and is effective
 please check the following box. [_]                    pursuant to General Instruction
                                                        A.(d), please check the following
                                                        box. [X]

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Securities Act registration statement file number to which this form relates: 333-77269

                                                                 (If applicable)
Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class               Name of each exchange on which
          to be so registered                each class is to be registered
          -------------------                ------------------------------

             Not Applicable                           Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                               Common Stock
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                              (Title of Class)

____________________________________________________________________________
                              (Title of Class)
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                                  Common Stock
                                (Title of Class)



Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-77269).

Item 2.  Exhibits.
         --------

Exhibit
Number   Description
-------  -----------

1.1*     Specimen of Common Stock Certificate.

3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-77269).

3.2 Bylaws of the Registrant - incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-77269)

__________
* To be filed by amendment.

                                       2
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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   June 7, 1999                      /s/ Jason C. Liu
                                          -------------------------------------
                                          Jason C. Liu, Chief Financial Officer